Monarch Ambassador Income Index ETF

MAMB

SUMMARY PROSPECTUS

June 30, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.monarchfunds.com. You can also obtain these documents at no cost by calling 1-541-291-4405 or by sending an email request to ordermonarchetfs@ultimusfundsolutions.com. Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Monarch Ambassador Income Index ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Monarch Ambassador Income Index (the “Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.22%
Acquired Fund Fees and Expenses(1)	0.14%
Total Annual Fund Operating Expenses	1.21%
Expense Recapture(2)	0.05%
Total Annual Fund Operating Expenses	1.26%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least June 30, 2026, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.25% of average daily net assets. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$389	$670	$1,470
1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies: The Fund invests at least 80% of its total assets in the constituents of the Index. The Index is designed to measure the performance of an investable universe of fixed income securities of varying credit quality and duration, including corporate bonds, lower-quality bonds, known as “high yield” or “junk” bonds, treasury bonds, municipal bonds, mortgage-backed securities and convertible bonds, that provide broad exposure to the U.S. and global bond market. The Index has approximately 12 ETF constituents which are weighted differently throughout the phases of the economic cycle (i.e., expansion, peak, contraction, trough) in an effort to maximize risk-adjusted returns. The Index may have up to 12.5% in an alternative sleeve of instruments that could range from currency ETFs to commodity ETFs. The Fund does not invest more than 15% of its net assets in illiquid investments.

Kingsview Wealth Management LLC (the “Adviser”) is the Index provider. The Index follows a proprietary rules-based methodology that selects fixed income sectors based on the phase of the current economic cycle. The Index takes into account macroeconomic data about employment trends to determine the phase of the economic cycle and its relative strength to determine the Index constituents that are best suited for the particular phase of expansion or contraction. The Adviser may also consider certain corporate actions, such as initial public offerings, mergers, acquisitions, bankruptcies, suspensions, de-listings, tender offers and spin-offs when developing the constituents of the Index.

The Adviser utilizes a sub-adviser, Penserra Capital Management LLC (the “Sub-Adviser”), to manage the assets of the Fund. The Sub-Adviser uses a replication indexing strategy to manage the Fund. “Replication indexing” is a strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

The Index is sponsored by Solactive A.G. (“Solactive”), which is independent of the Fund, the Adviser and the Sub-Adviser. Solactive calculates and publishes the market value of the Index based on the index’s constituents. The Index is unmanaged and cannot be invested in directly.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Authorized Participant Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis
(i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares (“Shares”) may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Commodities Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk.

2

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Currency Risk. The Fund’s investments in securities that trade in, and receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the Fund and only to authorized participants at NAV in large blocks known as “Creation Units.” An authorized participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for Shares may not be developed or maintained. Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Foreign Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.

High-Yield Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

3

Interest Rate Risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation
(or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities (“MBS”) issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a to-be-announced transaction would expose the Fund to possible losses.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell a holding due to current or projected underperformance of a holding, industry or sector unless that holding is removed from the Index or selling the holding is otherwise required upon rebalancing of the Index as addressed in the Index methodology.

Portfolio Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of an imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing difference, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Underlying ETF Risk. While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Fund’s value is based on the value of the Underlying ETFs, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as ETF Structure Risk, Passive Investment Risk and Tracking Error Risk.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

4

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of the Index and a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.monarchfunds.com or by calling toll free at (541) 291-4405.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	4th Quarter 2023	7.67%
Worst Quarter:	3rd Quarter 2022	(6.60)%

The Fund’s year-to-date return as of the most calendar quarter, which ended March 31, 2025 was 3.33%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2024)

	One Year	Since Inception (3/23/21)
Return before taxes	1.37%	(1.70)%
Return after taxes on distributions	0.52%	(2.26)%
Return after taxes on distributions and sale of Fund shares	0.82%	(1.52)%
Index – Monarch Ambassador Income Index	1.53%	(1.47)%
Bloomberg U.S. Aggregate Bond Index*	1.25%	(1.50)%
*	The Bloomberg U.S. Aggregate Bond Index, or the Agg, is a broad based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States

Investment Adviser: Kingsview Wealth Management, LLC

Investment Sub-Adviser: Penserra Capital Management LLC (“Penserra”)

Portfolio Managers: Dustin Lewellyn, CFA, Managing Director of Penserra; and Ernesto Tong, CFA, Managing Director of Penserra, have each served the Fund as its portfolio managers since it commenced operations. Christine Johanson, CFA, Director of Penserra, has served the Fund as a portfolio manager since August 2024.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-asks spreads is presented on the Fund’s website at www.monarchfunds.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5